                                                                   EXHIBIT 10.1
                                                               [CONFORMED COPY]


          ADT LIMITED GUARANTY AMENDMENT, WAIVER AND CONSENT NO. 1


         THIS ADT LIMITED GUARANTY AMENDMENT, WAIVER AND CONSENT NO. 1 (this "Amendment, Waiver and Consent"), dated as of May 23, 1996, between ADT LIMITED, a company organized under the laws of Bermuda ("ADT Limited"), and the Documentation Agent (as defined below).


                            W I T N E S S E T H:

         WHEREAS, pursuant to a Credit Agreement, dated as of August 23, 1995 (as heretofore amended or otherwise modified, the "Credit Agreement"), among ADT Operations, Inc., a company organized under the laws of Delaware (the "Borrower"), the financial institutions as are or may become parties thereto (collectively, the "Lenders"), The Bank of Nova Scotia ("Scotiabank"), individually and as documentation agent (the "Documentation Agent") for the Lenders, and Chemical Bank ("Chemical"), individually and as administrative agent for the Lenders (the "Administrative Agent", and together with the Documentation Agent, the "Agents"), the Lenders extended Commitments to make Credit Extensions to the Borrower; and

         WHEREAS, in connection with the Credit Agreement, ADT Limited executed and delivered in favor of the Agents and the Lenders the Guaranty dated as of August 23, 1995 (the "ADT Limited Guaranty"); and

         WHEREAS, the Borrower, directly or through one or more of its Subsidiaries, desires to purchase shares of the Capital Stock of ADT Limited; and

         WHEREAS, ADT Limited has requested the Agents and the Lenders to grant a limited waiver and consent with respect to Section 4.2.5 of the ADT Limited Guaranty in order to permit the Borrower and its Subsidiaries to hold, on the terms and subject to the conditions hereof, the shares of the Capital Stock of ADT Limited acquired by them; and

         WHEREAS, the Agents and the Lenders desire to clarify the operation of clause (d) of Section 4.2.10 of the ADT Limited Guaranty;

         NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the ADT Limited Guaranty (including by reference to the Credit Agreement) shall have such meanings when used in this Amendment, Waiver and Consent.


                                   ARTICLE II

                     AMENDMENT, LIMITED WAIVER AND CONSENT

         SECTION 2.1. Amendment. Section 4.2.10 of the ADT Limited Guaranty is amended by deleting clause (d) thereof and substituting therefor the following:

                          "(d)  all parties to such Asset Sale are either ADT
                 Limited or a Subsidiary of ADT Limited (other than the Borrower, any Subsidiary Guarantor or any Intermediate Parent Company); or"

         SECTION 2.2. Limited Waiver and Consent. On the terms and subject to the conditions set forth herein and in reliance on the representations and warranties of ADT Limited herein contained, the Agents and the Required Lenders consent to the holding by the Borrower and its Subsidiaries of shares of the Capital Stock of ADT Limited to the extent the acquisition of such shares is not prohibited by any provision of the ADT Limited Guaranty or any other Loan Document (excluding Section 4.2.5 of the ADT Limited Guaranty, but including, without limitation, Section 4.2.6(a) of the ADT Limited Guaranty); provided that the aggregate amount of Capital Stock of ADT Limited held by Subsidiaries of ADT Limited (including, without limitation, the Borrower and its Subsidiaries) does not exceed at any time nine per cent of the Voting Stock of ADT Limited outstanding at such time. The foregoing consent shall be limited precisely as written and in no event shall be deemed to constitute a waiver of compliance by ADT Limited with respect to any other term, provision or condition of the ADT Limited Guaranty or any other Loan Document or prejudice any right or remedy that any Agent or any Lender may now have or may have in the future under or in connection with the ADT Limited Guaranty, any other Loan Document or any other instrument or agreement referred to therein.





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                                  ARTICLE III

                              CONDITIONS PRECEDENT

         This Amendment, Waiver and Consent shall become effective, as of the date hereof, upon the receipt by the Documentation Agent of counterparts hereof executed on behalf of ADT Limited, the Agents and the Required Lenders.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Agents and the Required Lenders to consent to the terms of this Amendment, Waiver and Consent, ADT Limited hereby reaffirms, as of the date hereof, the representations and warranties contained in Article III of the ADT Limited Guaranty and additionally represents and warrants unto each Lender and each Agent that, as of the date hereof, no Default shall have occurred and be continuing.


                                   ARTICLE V

                            MISCELLANEOUS PROVISIONS

         SECTION 5.1.  Ratification of and References to ADT Limited Guaranty.
Section 2.1 of this Amendment, Waiver and Consent shall constitute an amendment to the ADT Limited Guaranty, and the ADT Limited Guaranty, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the ADT Limited Guaranty in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the ADT Limited Guaranty as amended hereby.

         SECTION 5.2. Headings. The various headings of this Amendment, Waiver and Consent are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, Waiver and Consent or any provisions hereof.

         SECTION 5.3. Execution in Counterparts. This Amendment, Waiver and Consent may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 5.4. Governing Law. THIS AMENDMENT, WAIVER AND CONSENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.





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

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment, Waiver and Consent to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                 ADT LIMITED


                                 By  /s/  Stephen J. Ruzika
                                   -----------------------------------
                                   Title: Chief Financial Officer


                                 THE BANK OF NOVA SCOTIA, as
                                   Documentation Agent


                                 By  /s/  Frank F. Sandler
                                   -----------------------------------
                                   Title: Relationship Manager


CONSENTED TO BY:

THE BANK OF NOVA SCOTIA,
  as a Lender


By:  /s/  Frank F. Sandler
   ----------------------------------
   Title: Relationship Manager


CHEMICAL BANK


By  /s/  William J. Caggiano
  -----------------------------------
  Title: Managing Director


BANK OF AMERICA ILLINOIS


By  /s/  Laurens F. Schaad, Jr.
  -----------------------------------
  Title: Vice President


BANK OF MONTREAL


By  /s/  Brian L. Banke
  -----------------------------------
  Title: Director





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

CIBC INC.


By  /s/  Kim Frederking
  -----------------------------------
  Title: Director


CREDIT LYONNAIS CAYMAN ISLAND BRANCH


By  /s/  Robert Ivosevich
  -----------------------------------
  Title: Senior Vice President


CREDIT LYONNAIS NEW YORK BRANCH


By  /s/  Robert Ivosevich
  -----------------------------------
  Title: Senior Vice President


CREDIT SUISSE


By  /s/  Jan Kopol
  -----------------------------------
  Title: Member of Senior Management


By  /s/  Kristinn R. Kristinsson
  -----------------------------------
  Title: Associate


MIDLAND BANK PLC, NEW YORK BRANCH


By  /s/  Jonathan E. Morris
  -----------------------------------
  Title: Vice President


THE FUJI BANK, LIMITED, NEW YORK
  BRANCH


By  /s/  Teiji Teramoto
  -----------------------------------
  Title: Vice President & Manager





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

THE MITSUBISHI TRUST AND BANKING
  CORPORATION


By  /s/  Patricia Loret de Mola
  -----------------------------------
  Title: Senior Vice President


NATIONSBANK, N.A. (SOUTH)


By  /s/  Julie Anne Autrey
  -----------------------------------
  Title: Senior Vice President


FIRST AMERICAN NATIONAL BANK


By  /s/  Jane Weaver
  -----------------------------------
  Title: Vice President


FIRST UNION NATIONAL BANK OF FLORIDA


By  /s/  Mary A. Morgan
  -----------------------------------
  Title: Vice President and Portfolio
             Manager


MELLON BANK N.A.


By  /s/  Clifford A. Mull
  -----------------------------------
  Title: Assistant Vice President


NBD BANK


By  /s/  Peter F. Ward
  -----------------------------------
  Title: Vice President


UNITED STATES NATIONAL BANK OF OREGON


By  /s/  Stephen Mitchell
  -----------------------------------
  Title: Vice President





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WESTDEUTSCHE LANDESBANK GIROZENTRALE,
  NEW YORK AND CAYMAN ISLANDS
  BRANCHES


By  /s/  August Kumbier
  -----------------------------------
  Title: Managing Director


By  /s/  Cathy Ruhland
  -----------------------------------
  Title: Vice President


BANK OF HAWAII


By  /s/  Joseph T. Donalson
  -----------------------------------
  Title: Vice President





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